UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 18, 2005

RENAISSANCE LEARNING, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	0-22187	39-1559474
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2911 Peach Street P.O. Box 8036 Wisconsin Rapids, Wisconsin 54495-8036 (Address of principal executive offices)

Registrant’s telephone number, including area code:  (715) 424-3636

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On July 18, 2005, the Company issued a press release regarding financial results for the second quarter of 2005.  On the same date, the Company held a conference call, which was open to the public, to discuss these results.  A copy of the July 18, 2005 press release and a transcript of the related conference call are attached hereto as exhibits and incorporated herein by reference.

The information in this Item, including Exhibits 99.1 and 99.2 attached hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such filing.

Item 8.01.  Other Events.

On July 21, 2005, Renaissance Learning, Inc. (the “Company”) issued a press release regarding the Company’s declaration of a quarterly cash dividend to be paid September 1, 2005 to the Company’s shareholders of record as of August 12, 2005.  A copy of the July 21, 2005 press release is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(c)

Exhibits

Exhibit No.	Description
99.1 99.2 99.3

Press Release dated July 18, 2005 (with second quarter 2005 financials)

Transcript of Investor Conference Call on July 18,

2005

Press Release dated July 21, 2005 (relating to declaration of quarterly cash dividend)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 22, 2005

RENAISSANCE LEARNING, INC.

By:

 /s/ Steven A. Schmidt

Steven A. Schmidt

Executive Vice President

EXHIBIT INDEX

Exhibit No.	Description
99.1 99.2 99.3

Press Release dated July 18, 2005 (with second quarter 2005 financials)

Transcript of Investor Conference Call on July 18, 2005

Press Release dated July 21, 2005 (relating to declaration of quarterly cash dividend)